UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 5, 2015 (June 4, 2015)

Western Asset Mortgage Capital Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard
Pasadena, California	91101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(626) 844-9400

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders for Western Asset Mortgage Capital Corporation (the “Company”) was held on June 4, 2015.  Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1.              The nominees for election of Directors, each for a one-year term, were elected based upon the following votes:

Nominees	Votes For	Withheld Authority	Broker Non-Votes

James W. Hirschmann, III	10,202,383	840,026	20,819,580
Gavin L. James	10,688,996	353,413	20,819,580
Edward D. Fox	10,780,300	262,109	20,819,580
Ranjit M. Kripalani	10,763,162	279,247	20,819,580
M. Christian Mitchell	10,791,838	250,571	20,819,580
Richard W. Roll	10,771,680	270,729	20,819,580

2.              The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,258,627	321,049	282,313	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

	By:	/s/ Adam C. E. Wright
		Name:	Adam C. E. Wright
		Title:	Assistant Secretary

Date: June 5, 2015